Premises And Equipment	12 Months Ended
Dec. 31, 2011
Premises And Equipment [Abstract]
Premises And Equipment
NOTE 6.	PREMISES AND EQUIPMENT

Premises and equipment are summarized as follows:

	December 31,
	2011	2010
Land	$1,359,497	$1,344,962
Buildings and improvements	8,931,190	8,931,190
Furniture and equipment	4,486,276	4,358,396

	14,776,963	14,634,548
Accumulated depreciation	(5,639,914)	(5,132,741)

	$9,137,049	$9,501,807

Depreciation expense was $520,548 and $567,424 for the years ended December 31, 2011 and 2010, respectively.

Leases

The Company has an operating sublease agreement for the rental of a branch banking facility at Hartsfield Jackson Atlanta International Airport. The sublease agreement covers approximately 475 square feet of space located in the main terminal of the airport. The sublessor agreed to pay the Company's obligations under the sublease with the exception of the Company's pro rata share of actual maintenance and operating costs for the Bank center (currently estimated at $25 per square foot per year). The lease calls for lease payments of $1,000 per month and has a term of five years.

The Company also has an operating lease agreement for the rental of an ATM location inside a retail shopping center in Albany, Georgia. The lease calls for lease payments of $950 per month and has a lease term of three years.

The following represents the minimum monthly lease payments under noncancelable operating leases:

2012	$16,400
2013	11,400
2014	2,850

Total	$30,650

Total rental expense for the years ended December 31, 2011 and 2010 was $71,544 and $66,632, respectively.